UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2011
MoneyGram International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

2828 N. Harwood Street, 15th Floor
Dallas, Texas	75201

(Address of principal	(Zip code)
executive offices)
Registrant’s telephone number, including area code: (214) 999-7552
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 27, 2011, MoneyGram International, Inc., a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware a Certificate of Elimination amending the Company’s Amended and Restated Certificate of Incorporation to eliminate the Company’s Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Series A Stock”), and cause such shares to resume their status as undesignated preferred stock of the Company. No shares of the Series A Stock were issued and outstanding at the time of the filing of the Certificate of Elimination. The Certificate of Elimination was effective upon filing. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated September 27, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By: Name:	/s/ James E. Shields James E. Shields
Title:	Executive Vice President and Chief Financial Officer
Date: September 28, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated September 27, 2011.